Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 2

Dated as of June 1, 2015

to

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of October 10, 2013

THIS AMENDMENT NO. 2 (this “Amendment”) is made as of June 1, 2015 by and among Semiconductor Components Industries, LLC (the “Borrower”), ON Semiconductor Corporation (“Holdings”), the financial institutions listed on the signature pages hereof (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Amended and Restated Credit Agreement dated as of October 10, 2013 by and among the Borrower, Holdings, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower and Holdings have requested that the Lenders and the Administrative Agent agree to an amendment to the Credit Agreement;

WHEREAS, the Borrower, Holdings, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, Holdings, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1. Amendment to the Credit Agreement. Effective as of the date first above written, and subject to the satisfaction of the conditions to effectiveness set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is amended to add or amend and restate, as applicable, the following definitions in their appropriate alphabetical order therein:

“Amendment No. 2 Effective Date” means June 1, 2015.

“Consolidated Total Indebtedness” means, as of the date of any determination thereof, without duplication, the sum of (a) the aggregate Indebtedness of Holdings, the Borrower and the Restricted Subsidiaries calculated on a consolidated basis as of such time in accordance with GAAP, (b) Indebtedness of the type referred to in clause (a) hereof of another Person guaranteed by Holdings, the Borrower or any of the Restricted Subsidiaries and (c) the aggregate outstanding principal amount of Permitted Convertible Notes and Permitted Senior Convertible Notes at such time.

“Permitted Call Spread Swap Agreements” means (a) a Swap Agreement pursuant to which Holdings or the Borrower acquires a call option requiring the counterparty thereto to deliver to Holdings or the Borrower, as the case may be, shares or units of Equity Interests of Holdings or the Borrower, as the case may be, the cash value of such Equity Interests or a combination thereof from time to time upon exercise of such option and (b) a Swap Agreement pursuant to which Holdings or the Borrower issues to the counterparty thereto warrants to acquire shares or units of Equity Interests of Holdings or the Borrower (whether such warrant is settled in shares, cash or a combination thereof), as the case may be, in each case entered into by Holdings or the Borrower, as the case may be, with respect to Permitted Convertible Notes or Permitted Senior Convertible Notes; provided that the terms, conditions and covenants of each such Swap Agreement shall be such as are typical and customary for Swap Agreements of such type (as determined by the board of directors (including an authorized committee thereof) of Holdings for Holdings or as the sole member of the Borrower, as the case may be, in good faith).

“Permitted Convertible Notes” means any unsecured notes, and notes issued in exchange therefor, issued by Holdings or the Borrower that are convertible into shares or units of Equity Interests of Holdings or the Borrower, respectively, or cash or any combination of cash and Equity Interests, and the Indebtedness thereunder is Subordinated Indebtedness; provided that Permitted Convertible Notes may only be issued after the Effective Date so long as (i) both immediately prior to and after giving effect (including on a pro forma basis) thereto, no Default or Event of Default shall exist or would result therefrom, (ii) such Permitted Convertible Notes mature after, and do not require any scheduled amortization or other scheduled payments of principal prior to, the date that is 181 days after the Maturity Date (it being understood that neither (x) any provision requiring an offer to purchase or a right to call such Permitted Convertible Notes at, as of, or after, a designated date or otherwise as a result of change of control, asset sale, other fundamental change or other event nor (y) any early conversion of such Permitted Convertible Notes in accordance with the terms thereof shall violate the foregoing restriction), (iii) such Permitted Convertible Notes are not guaranteed by any Subsidiary other than the Subsidiary Guarantors (but may be guaranteed by the Borrower) (which guarantees shall be expressly subordinated to the Obligations on terms not less favorable to the Lenders than the subordination terms of any other subordinated convertible notes set forth on Schedule 6.01(b) to the Disclosure Letter issued by Holdings and outstanding on the First Amendment Effective Date), (iv) the covenants applicable to such Permitted Convertible Notes are not more onerous or more restrictive in any material respect (taken as a whole) than the applicable covenants set forth in this Agreement (as determined by the board of directors (including an authorized committee thereof) of Holdings for Holdings or as the sole member of the Borrower, as the case may be, in good faith) (for the avoidance of doubt, the conversion related provisions of the Permitted Convertible Notes shall not be applicable for this clause (iv)), and (v) both immediately prior to and after giving effect (including on a pro forma basis) thereto, Holdings and the Borrower are in compliance with Section 6.12.

“Permitted Senior Convertible Notes” means any unsecured notes, and notes issued in exchange therefor, by Holdings or the Borrower that are convertible into shares or units of Equity Interests of Holdings or the Borrower, respectively, or cash or any combination of cash and Equity Interests; provided that Permitted Senior Convertible Notes may only be issued after the Amendment No. 2 Effective Date so long as (i) both immediately prior to and after giving effect (including on a pro forma basis) thereto, no Default or Event of Default shall exist or would result therefrom, (ii) such Permitted Senior Convertible Notes mature after, and do not require any scheduled amortization or other scheduled payments of principal prior to, the date that is 181 days after the Maturity Date (it being understood that neither (x) any provision requiring an offer to purchase or a right to call such Permitted Senior Convertible Notes at, as of, or after, a designated date or otherwise as a result of change of control, asset sale, other fundamental change or other event nor (y) any early conversion of such Permitted Senior Convertible Notes in accordance with the terms thereof shall violate the foregoing restriction), (iii) such Permitted Senior Convertible Notes are not guaranteed by any Subsidiary other than the Subsidiary Guarantors (but may be guaranteed by the Borrower), (iv) the covenants applicable to such Permitted Senior Convertible Notes are not more onerous or more restrictive in any material respect (taken as a whole) than the applicable covenants set forth in this Agreement (as determined by the board of directors (including an authorized committee thereof) of Holdings for Holdings or as the sole member of the Borrower, as the case may be, in good faith) (for the avoidance of doubt, the conversion related provisions of the Permitted Senior Convertible Notes shall not be applicable for this clause (iv)), (v) both immediately prior to and immediately after giving effect (including on a pro forma basis) thereto, Holdings and the Borrower are in compliance with Section 6.12, and (vi) at the time of the incurrence of such Permitted Senior Convertible Notes, and immediately after giving effect thereto (including pro forma effect), the Senior Leverage Ratio is less than 2.75 to 1.00.

“Permitted Senior Unsecured Notes” means any senior unsecured notes, and notes issued in exchange therefor, issued by Holdings or the Borrower (but excluding any notes that are convertible into shares or units of Equity Interests of Holdings or the Borrower, respectively, or cash or any combination of cash and Equity Interests); provided that (i) both immediately prior to and after giving effect (including pro forma effect) thereto, no Default or Event of Default shall exist or would result therefrom, (ii) the Indebtedness thereunder matures after, and does not require any scheduled amortization or other scheduled payments of principal prior to, the date that is 181 days after the Maturity Date (it being understood that any provision requiring an offer to purchase such Indebtedness as a result of change of control, asset sale, other fundamental change or other event shall not violate the foregoing restriction); (iii) such Indebtedness is not Guaranteed by any Restricted Subsidiary of Holdings other than the Subsidiary Guarantors, and (iv) at the time of the incurrence of such Permitted Senior Unsecured Notes, and immediately after giving effect thereto (including pro forma effect), the Senior Leverage Ratio is less than 2.75 to 1.00.

“Qualifying Subsidiary” means any Restricted Subsidiary (other than a Material Domestic Subsidiary) that has Guaranteed any Permitted Convertible Notes, Permitted Senior Convertible Notes, Permitted Senior Unsecured Notes or Permitted Unsecured Indebtedness.

“Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or interest rate, commodities and foreign currency exchange protection agreements or any similar transaction or any combination of these transactions; provided that (i) no option, phantom stock or similar security providing for payments only on account of services provided by or issued under a plan for current or former directors, officers, employees or consultants of Holdings, Borrower, or the Restricted Subsidiaries shall be a Swap Agreement and (ii) the Permitted Senior Convertible Notes and Permitted Convertible Notes shall not be Swap Agreements.

(b) Section 1.01 of the Credit Agreement is further amended as follows:

(i) The last sentence of the definition of “Indebtedness” set forth therein is amended and restated in its entirety as follows:

“Notwithstanding anything to the contrary in this paragraph, the term “Indebtedness” shall not include (a) obligations under Swap Agreements, (b) agreements providing for indemnification, purchase price adjustments, earn-outs or similar obligations incurred or assumed in connection with the acquisition or disposition of assets or stock or (c) obligations pursuant to Permitted Call Spread Swap Agreements.”

(ii) The last sentence of the definition of “Restricted Payment” set forth therein is amended and restated in its entirety as follows:

“Notwithstanding the foregoing, and for the avoidance of doubt, (i) the conversion of (including any cash payment upon conversion), or payment of any principal or premium on, or payment of any interest with respect to, any Permitted Convertible Notes shall constitute a Restricted Payment, (ii) the conversion of (including any cash payment upon conversion), or payment of any principal or premium on, or payment of any interest with respect to, any Permitted Senior Convertible Notes shall not constitute a Restricted Payment, (iii) any payment with respect to, or early unwind or settlement of, any Permitted Call Spread Swap Agreements shall not constitute a Restricted Payment, and (iv) any issuance of securities, or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, stock options and stock ownership or other employee benefit plans or programs approved by the board of directors of Holdings (including an authorized committee thereof) shall not constitute a Restricted Payment.”

(c) Section 3.04(b) of the Credit Agreement is amended and restated in its entirety as follows:

“(b) Except as disclosed in the financial statements referred to in paragraph (a) above or the notes thereto or in Holdings’ other reports and filings filed with the SEC prior to the Second Amendment Effective Date, or in the Information Memorandum and except for the Disclosed Matters (collectively, “Disclosure Documents”), none of Holdings, the Borrower or the Subsidiaries has, as of the Second Amendment Effective Date, any material contingent liabilities, unusual long-term commitments or unrealized losses.”

(d) Section 5.10(b) of the Credit Agreement is amended and restated in its entirety as follows:

“(b) Upon the initial issuance of the Permitted Senior Unsecured Notes (or, if Permitted Senior Convertible Notes are issued in lieu of and prior to any issuance of Permitted Senior Unsecured Notes, upon the initial issuance of the Permitted Senior Convertible Notes), so long as at the time of such initial issuance the Permitted Senior Unsecured Notes (or Permitted Senior Convertible Notes, as applicable), shall not prohibit Holdings, the Borrower and the Subsidiary Guarantors to secure the aggregate Commitments and other Obligations hereunder and under the Loan Documents with Liens, the requirements of this Section 5.10 shall cease to apply.”

(e) Section 6.01 of the Credit Agreement is amended to amend and restate each of clauses (a)(xi) and (b) thereof in their entirety as follows, respectively:

“(xi) the Permitted Convertible Notes and the Permitted Senior Convertible Notes;” and

“(b) Holdings will not create, incur, assume or permit to exist any Indebtedness except (i) Indebtedness created under the Loan Documents or created under the Permitted Convertible Notes or the Permitted Senior Convertible Notes, (ii) Indebtedness permitted under clause (a)(ii), (a)(xii), (a)(xvi) and (a)(xviii) of this Section 6.01, (iii) Guarantees by Holdings of Indebtedness of the Borrower and the Restricted Subsidiaries permitted hereby and (iv) Guarantees by Holdings to lenders to direct and indirect Subsidiaries.”

(f) Section 6.02(c) of the Credit Agreement is amended and restated in its entirety as follows:

“(c) Notwithstanding the foregoing, in no event and at no time shall Holdings, the Borrower or any Restricted Subsidiary grant a Lien on any of their assets to secure the Permitted Senior Unsecured Notes, the Permitted Senior Convertible Notes, or any Guarantee of either of the foregoing.”

(g) Section 6.03(d) of the Credit Agreement is amended and restated in its entirety as follows:

“(d) Except in connection with a Permitted Restructuring, (i) Holdings will not engage in any business or activity other than the ownership of all the outstanding shares of capital stock of the Borrower and the Foreign Holding Companies, incurring Indebtedness permitted hereby, incurring the Permitted Convertible Notes and the Permitted Senior Convertible Notes, entering into and performing its obligations and exercising its rights under the Permitted Call Spread Swap Agreements, issuing Equity Interests and activities incidental thereto; (ii) Holdings will not own or acquire any assets (other than shares of capital stock of the Borrower, shares of capital stock of the Foreign Holding Companies, cash and Permitted Investments) or incur any liabilities (other than liabilities under the Loan Documents, Guarantees and other obligations in respect of contractual performance by Holdings of obligations of the Borrower and the Restricted Subsidiaries under leases of real property and other agreements, Indebtedness permitted hereby, the Permitted Convertible Notes, Permitted Senior Convertible Notes and Permitted Call Spread Swap Agreements, obligations under any stock option plans or other benefit plans for management, directors, consultants or employees of Holdings, the Borrower and the Restricted Subsidiaries, liabilities imposed by law, including tax liabilities, and other liabilities incidental to its existence and permitted business and activities). Notwithstanding the foregoing two sentences, Holdings may acquire Equity Interests in another Person in exchange solely for common stock of Holdings.”

(h) Section 6.04 of the Credit Agreement is amended to amend and restate each of clauses (e) and (r) thereof in their entirety as follows, respectively:

“(e) Guarantees of Indebtedness permitted under Section 6.01 and Guarantees of Permitted Convertible Notes and Permitted Senior Convertible Notes made in compliance with the definitions of Permitted Convertible Notes and Permitted Senior Convertible Notes, as applicable;”; and

“(r) exchanges of Permitted Convertible Notes and Permitted Senior Convertible Notes, whether or not pursuant to such Permitted Convertible Notes or Permitted Senior Convertible Notes, as the case may be;”.

(i) Section 6.09 of the Credit Agreement is amended to amend and restate clause (xi) thereof in its entirety as follows:

“(xi) the foregoing restrictions shall not apply to agreements pursuant to the Permitted Senior Unsecured Notes or the Permitted Senior Convertible Notes limiting Liens, dividends, distributions, repayments or Guarantees to the extent such limitations are not more onerous or more restrictive in any material respect (taken as a whole) than the provisions of Sections 6.02, 6.04 or 6.08 hereof, respectively (as determined by the board of directors (including an authorized committee thereof) of Holdings for Holdings or as the sole member of the Borrower, as the case may be, in good faith).”

(j) Section 7.01(g) of the Credit Agreement is amended and restated in its entirety as follows:

“(g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity, provided that this clause (g) shall not apply to (i) any secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, (ii) any requirement to make a cash payment as a result of the early termination of a Permitted Call Spread Swap Agreement, (iii) any requirement to deliver cash or equity securities upon conversion of Permitted Convertible Notes or Permitted Senior Convertible Notes, (iv) any requirement to deliver cash or equity securities upon exercise of put and call options under Permitted Senior Convertible Notes or under Permitted Convertible Notes to the extent not prohibited by Section 6.08 or (v) any offer to purchase Permitted Convertible Notes, Permitted Senior Convertible Notes, Permitted Senior Unsecured Notes and Permitted Unsecured Indebtedness as a result of change of control, asset sale, other fundamental change or other event;”.

(k) Section 9.14 of the Credit Agreement is amended to amend and restate each of clauses (a), (b) and (d) thereof in their entirety as follows, respectively:

“(a) A Subsidiary Guarantor shall automatically be released from its obligations under the Subsidiary Guaranty if such Subsidiary Guarantor ceases to be a Material Domestic Subsidiary or, in the case of a Qualifying Subsidiary, is released from its Guarantee of Permitted Convertible Notes, Permitted Senior Convertible Notes, Permitted Senior Unsecured Notes and Permitted Unsecured Indebtedness, as applicable; provided that, if so required by this Agreement, the Required Lenders shall have consented to such transaction and the terms of such consent shall not have provided otherwise; provided, further, that, if a Subsidiary Guarantor is a Qualifying Subsidiary but not a Material Domestic Subsidiary and the Borrower desires to cause such Subsidiary Guarantor to be simultaneously released from its Guarantee of Permitted Convertible Notes, Permitted Senior Convertible Notes, Permitted Senior Unsecured Notes and Permitted Unsecured Indebtedness, as applicable, it shall not be deemed to be a Qualifying Subsidiary for purposes of the operation of this clause (a), and this clause (a) shall be deemed to be a requirement under the Permitted Convertible Notes and Permitted Senior Convertible Notes, as applicable, that such Guarantee of Permitted Convertible Notes or Permitted Senior Convertible Notes, as applicable, be released.”;

“(b) Further, the Administrative Agent may (and is hereby irrevocably authorized by each Lender to), upon the request of Holdings, release any Subsidiary Guarantor from its obligations under the Subsidiary Guaranty if such Subsidiary Guarantor is no longer a Material Domestic Subsidiary or, in the case of a Qualifying Subsidiary, has been released from its Guarantee of Permitted Convertible Notes, Permitted Senior Convertible Notes, Permitted Senior Unsecured Notes and Permitted Unsecured Indebtedness, as applicable.”; and

“(d) Upon the issuance of the initial Permitted Senior Unsecured Notes (or, if Permitted Senior Convertible Notes are issued in lieu of and prior to the initial issuance of Permitted Senior Unsecured Notes, upon the issuance of the initial Permitted Senior Convertible Notes), so long as at the time of such initial issuance the Permitted Senior Unsecured Notes (or Permitted Senior Convertible Notes, as applicable), shall not prohibit Holdings, the Borrower and the Subsidiary Guarantors to secure the aggregate Commitments and other Obligations hereunder and under the Loan Documents with Liens, the Liens on the Pledged Equity and any other assets upon which a security interest or Lien has been granted to the Administrative Agent, for the benefit of the Secured Parties, under the Pledge Agreements will be automatically released without any further action by the Administrative Agent or the Secured Parties.”

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received:

(a) counterparts of this Amendment duly executed by the Borrower, Holdings, the Lenders required to consent hereto pursuant to the Credit Agreement and the Administrative Agent;

(b) counterparts of the Consent and Reaffirmation attached as Annex A hereto duly executed by the Subsidiary Guarantors; and

(c) payment and/or reimbursement of the Administrative Agent’s and its affiliates’ fees and expenses in connection with the Loan Documents.

3. Representations and Warranties of the Borrower and Holdings. Each of the Borrower and Holdings hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of such Person and are enforceable against such Person in accordance with their terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default shall have occurred and be continuing, and (ii) the representations and warranties of the Borrower and Holdings set forth in the Credit Agreement are true and correct (x) in the case of the representations and warranties qualified by materiality or Material Adverse Effect, in all respects and (y) otherwise, in all material respects as of the date hereof, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty shall be so true and correct on and as of such prior date.

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

SEMICONDUCTOR COMPONENTS INDUSTRIES, LLC,

as the Borrower

By: /s/ Bernard Gutmann

Name: Bernard Gutmann

Title: CFO

ON SEMICONDUCTOR CORPORATION,

as Holdings

By: /s/ Bernard Gutmann

Name: Bernard Gutmann

Title: CFO

Signature Page to Amendment No. 2 to

Amended and Restated Credit Agreement dated as of October 10, 2013

Semiconductor Components Industries, LLC and ON Semiconductor Corporation

JPMORGAN CHASE BANK, N.A.,

individually as a Lender, as the Swingline Lender, as the

Issuing Bank and as Administrative Agent

By: /s/ Keith Winzenried

Name: Keith Winzenried

Title: Executive Director

Signature Page to Amendment No. 2 to

Amended and Restated Credit Agreement dated as of October 10, 2013

Semiconductor Components Industries, LLC and ON Semiconductor Corporation

BANK OF AMERICA, N.A., as a Lender

By: /s/ Patrick Martin

Name: Patrick Martin

Title: Managing Director

Signature Page to Amendment No. 2 to

Amended and Restated Credit Agreement dated as of October 10, 2013

Semiconductor Components Industries, LLC and ON Semiconductor Corporation

MORGAN STANLEY BANK, N.A., as a Lender

By: /s/ Sharon Bazbaz

Name: Sharon Bazbaz

Title: Authorized Signatory

Signature Page to Amendment No. 2 to

Amended and Restated Credit Agreement dated as of October 10, 2013

Semiconductor Components Industries, LLC and ON Semiconductor Corporation

THE BANK OF TOKYO MITSUBISHI UFJ, LTD., as a Lender

By: /s/ Matthew Antioco

Name: Matthew Antioco

Title: Vice President

Signature Page to Amendment No. 2 to

Amended and Restated Credit Agreement dated as of October 10, 2013

Semiconductor Components Industries, LLC and ON Semiconductor Corporation

MIZUHO BANK, LTD., as a Lender

By: /s/ Bertram H. Tang

Name: Bertram H. Tang

Title: Authorized Signatory

Signature Page to Amendment No. 2 to

Amended and Restated Credit Agreement dated as of October 10, 2013

Semiconductor Components Industries, LLC and ON Semiconductor Corporation

SUMITOMO MITSUI BANKING CORPORATION, as a

Lender

By: /s/ David W. Kee

Name: David W. Kee

Title: Managing Director

Signature Page to Amendment No. 2 to

Amended and Restated Credit Agreement dated as of October 10, 2013

Semiconductor Components Industries, LLC and ON Semiconductor Corporation

FIFTH THIRD BANK, as a Lender

By: /s/ Glen Mastey

Name: Glen Mastey

Title: Managing Director

Signature Page to Amendment No. 2 to

Amended and Restated Credit Agreement dated as of October 10, 2013

Semiconductor Components Industries, LLC and ON Semiconductor Corporation

COMPASS BANK, as a Lender

By: /s/ Timothy R. Coffey

Name: Timothy R. Coffey

Title: Senior Vice President

Signature Page to Amendment No. 2 to

Amended and Restated Credit Agreement dated as of October 10, 2013

Semiconductor Components Industries, LLC and ON Semiconductor Corporation

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By: /s/ Ilene A. Hernandez

Name: Ilene A. Hernandez

Title: Associate Relationship Manager

Signature Page to Amendment No. 2 to

Amended and Restated Credit Agreement dated as of October 10, 2013

Semiconductor Components Industries, LLC and ON Semiconductor Corporation

DEUTSCHE BANK AG NEW YORK BRANCH, as a

Lender

By: /s/ Anca Trifan

Name: Anca Trifan

Title: Managing Director

By: /s/ Michael Winters

Name: Michael Winters

Title: Vice President

Signature Page to Amendment No. 2 to

Amended and Restated Credit Agreement dated as of October 10, 2013

Semiconductor Components Industries, LLC and ON Semiconductor Corporation

BMO HARRIS BANK N.A., as a Lender

By: /s/ Mark Mital

Name: Mark Mital

Title: Senior Vice President

Signature Page to Amendment No. 2 to

Amended and Restated Credit Agreement dated as of October 10, 2013

Semiconductor Components Industries, LLC and ON Semiconductor Corporation

NATIONAL BANK OF ARIZONA, as a Lender

By: /s/ Sabina Anthony

Name: Sabina Anthony

Title: Vice President

Signature Page to Amendment No. 2 to

Amended and Restated Credit Agreement dated as of October 10, 2013

Semiconductor Components Industries, LLC and ON Semiconductor Corporation

BOKF, NA, dba Bank of Arizona as a Lender

By: /s/ Jim Wessel

Name: Jim Wessel

Title: Senior Vice President

Signature Page to Amendment No. 2 to

Amended and Restated Credit Agreement dated as of October 10, 2013

Semiconductor Components Industries, LLC and ON Semiconductor Corporation

KBC BANK N.V., New York Branch, as a Lender

By: /s/ Thomas Lerner

Name: Thomas Lerner

Title: Director

By: /s/ Susan M. Silver

Name: Susan M. Silver

Title: Managing Director

Signature Page to Amendment No. 2 to

Amended and Restated Credit Agreement dated as of October 10, 2013

Semiconductor Components Industries, LLC and ON Semiconductor Corporation

MIDFIRST BANK, a federally chartered savings

association, as a Lender

By: /s/ Rory Nordvold

Name: Rory Nordvold

Title: First Vice President

Signature Page to Amendment No. 2 to

Amended and Restated Credit Agreement dated as of October 10, 2013

Semiconductor Components Industries, LLC and ON Semiconductor Corporation

BANK OF THE WEST,

as a Departing Lender

By:/s/ Daniel Burns

Name: Daniel Burns

Title: Vice President, Credit Products

Signature Page to Amendment No. 2 to

Amended and Restated Credit Agreement dated as of October 10, 2013

Semiconductor Components Industries, LLC and ON Semiconductor Corporation

BARCLAYS BANK PLC,

as a Departing Lender

By:/s/ Christine Aharonian

Name: Christine Aharonian

Title: Vice President

Signature Page to Amendment No. 2 to

Amended and Restated Credit Agreement dated as of October 10, 2013

Semiconductor Components Industries, LLC and ON Semiconductor Corporation

DBS BANK LTD, as a Lender

By:/s/ Santanu Mitra

Name: Santanu Mitra

Title: Senior Vice President

Signature Page to Amendment No. 2 to

Amended and Restated Credit Agreement dated as of October 10, 2013

Semiconductor Components Industries, LLC and ON Semiconductor Corporation

THE ROYAL BANK OF SCOTLAND PLC,

as a Departing Lender

By:/s/ Samira Siskind

Name: Samira Siskind

Title: Director

Signature Page to Amendment No. 2 to

Amended and Restated Credit Agreement dated as of October 10, 2013

Semiconductor Components Industries, LLC and ON Semiconductor Corporation

WESTERN ALLIANCE BANK,

as a Departing Lender

By:/s/ Chris Duranto

Name: Chris Duranto

Title: Vice President

ANNEX A

Consent and Reaffirmation

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 2 to the Credit Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Semiconductor Components Industries, LLC (the “Borrower”), ON Semiconductor Corporation (“Holdings”), the financial institutions listed on the signature pages thereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Amendment No. 2 is dated as of June 1, 2015 and is by and among the Borrower, Holdings, the financial institutions listed on the signature pages thereof and the Administrative Agent (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Subsidiary Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated June 1, 2015

[Signature Page Follows]

IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed as of the day and year above written.

ON SEMICONDUCTOR (CHINA) HOLDING, LLC,

SCG (CZECH) HOLDING CORPORATION,

SCG (MALAYSIA SMP) HOLDING CORPORATION,

SCG INTERNATIONAL DEVELOPMENT LLC,

SEMICONDUCTOR COMPONENTS INDUSTRIES

PUERTO RICO, INC.,

SEMICONDUCTOR COMPONENTS INDUSTRIES

OF RHODE ISLAND, INC., and

SEMICONDUCTOR COMPONENTS INDUSTRIES

INTERNATIONAL OF RHODE ISLAND, INC.

By:

Name:

Title:

Signature Page to Consent and Reaffirmation of

Amendment No. 2 to Amended and Restated Credit Agreement dated as of October 10, 2013

Semiconductor Components Industries, LLC and ON Semiconductor Corporation